Exhibit 10.1

Execution Version

SECOND AMENDMENT TO

CREDIT AGREEMENT

THIS AGREEMENT dated as of the 25th day of May, 2012.

BETWEEN:

ALLIED NEVADA GOLD CORP., a corporation incorporated under the laws of the state of Delaware

(herein called the “Borrower”)

- and -

THE BANK OF NOVA SCOTIA, a Canadian chartered bank, in its capacity as administrative agent of the Lenders under the Credit Agreement

(herein called the “Administrative Agent”)

- and -

THE BANK OF NOVA SCOTIA and such other financial institutions that become parties to the Credit Agreement as lenders

(herein collectively called the “Lenders” and individually called a “Lender”)

WHEREAS the Borrower, the Lenders and the Administrative Agent entered into a credit agreement made as of May 17, 2011 (as amended by an amending agreement dated as of May 11, 2012, the “Credit Agreement”);

AND WHEREAS the parties hereto wish to amend certain provisions of the Credit Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

ARTICLE 1

DEFINED TERMS

1.1 Capitalized Terms. All capitalized terms which are used herein without being specifically defined herein shall have the meanings ascribed thereto in the Credit Agreement.

ARTICLE 2

AMENDMENTS TO CREDIT AGREEMENT

2.1 General Rule. Subject to the terms and conditions herein contained, the Credit Agreement is hereby amended to the extent necessary to give effect to the provisions of this agreement and to incorporate the provisions of this agreement into the Credit Agreement.

Second Amending Agreement

2.2 Defined Terms. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) paragraph (b) of the definition of “High Yield Indebtedness” is hereby deleted and replaced by the following:

“(b)	the maximum principal amount of such Indebtedness does not exceed $400,000,000 or CAD$400,000,000 or the Exchange Equivalent of either thereof;”

(b) paragraph (i) of the definition of “Permitted Indebtedness” is hereby deleted in its entirety and replaced by the following:

“(i)	High Yield Indebtedness and any Indebtedness of the Borrower under any currency swap entered into in connection therewith pursuant to a Risk Management Agreement;”

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties. To induce the Lenders to enter into this agreement, the Borrower hereby represents and warrants to the Lenders that the representations and warranties of the Borrower which are contained in Section 10.1 of the Credit Agreement, as amended hereby, are true and correct on the date hereof as if made on the date hereof, except to the extent any representation or warranty is made or deemed made as of a specific date, such representation or warranty shall be true and correct as of such date.

ARTICLE 4

CONDITION PRECEDENT

4.1 Conditions Precedent. This agreement shall not become effective unless and until the parties hereto shall have executed and delivered this agreement and the Guarantors shall have executed and delivered the confirmation attached hereto.

ARTICLE 5

MISCELLANEOUS

5.1 Future References to the Credit Agreement. On and after the date of this agreement, each reference in the Credit Agreement to “this agreement”, “hereunder”, “hereof”, or words of like import referring to the Credit Agreement, and each reference in any related document to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The Credit Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

5.2 Governing Law. This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

5.3 Inurement. This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

Second Amending Agreement

5.4 Conflict. If any provision of this agreement is inconsistent or conflicts with any provision of the Credit Agreement, the relevant provision of this agreement shall prevail and be paramount.

5.5 Further Assurances. The Borrower shall do, execute and deliver or shall cause to be done, executed and delivered all such further acts, documents and things as the Administrative Agent may reasonably request for the purpose of giving effect to this agreement and to each and every provision hereof.

5.6 Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

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Second Amending Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement on the date first above written.

ALLIED NEVADA GOLD CORP.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	EVP & CFO

Second Amending Agreement

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:	/s/ Michael Eddy
Name: Michael Eddy Title: Managing Director

By:	/s/ Bhiravi Ravichandran
Name: Bhiravi Ravichandran Title: Associate

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Michael Eddy
Name: Michael Eddy
Title: Managing Director

By:	/s/ Bhiravi Ravichandran
Name: Bhiravi Ravichandran
Title: Associate

Second Amending Agreement

ACKNOWLEDGEMENT AND CONSENT

The undersigned, each being a guarantor of the Direct Secured Obligations of each other Obligor, hereby acknowledge, agree to and consent to the foregoing amendments to the Credit Agreement and hereby confirm their obligations under the Credit Documents to which each is a party.

ALLIED VGH INC.

By:	/s/ Scott Caldwell

By:	/s/ Stephen M. Jones

HYCROFT RESOURCES & DEVELOPMENT INC.

By:	/s/ Scott Caldwell

By:	/s/ Stephen M. Jones

Second Amending Agreement